EXHIBIT 10.34

  AMERICAN HOME PRODUCTS CORPORATION ("AHPC") ELECTION FORM FOR THE DIRECTORS'
                           DEFERRAL PLAN (THE "PLAN")


TO:    Treasurer
       American Home Products Corporation

1.
      Transfer of Account Balance From the AHPC Nonfunded Deferred Compensation Plan for Outside Directors ("Deferred Compensation Plan")


      FOR DIRECTORS WHO ARE PARTICIPANTS IN THE DEFERRED COMPENSATION PLAN AS OF THE EFFECTIVE DATE OF THE PLAN


     I hereby elect to transfer the following portion of my account balance in the Deferred Compensation Plan into Share Equivalents under the Plan effective
as of May 1, 1997:                % or $                 of my account balance
to be transferred and converted into Share Equivalents (select either a percentage or dollar amount of your account to be transferred to the Plan). I understand that any portion of my account in the Deferred Compensation Plan which I do not elect to transfer into Share Equivalents will automatically be transferred to a Deferred Compensation Account on my behalf on the effective date of May 1, 1997.

2.    DEFERRAL ELECTION


     (a) Amount of Deferral


     Pursuant to the AHPC Director's Deferral Plan (the "Plan"), I hereby elect to defer receipt of my compensation for services as a Director in the following amounts:

          (i) $         (must be minimum of $1,000--all compensation will be
deferred                  until the amount you elected is reached).

          (ii)          % of my compensation (to be applied pro rata against all
                          compensation earned as a Director).

     For purposes of this election, I understand that my compensation includes all retainers and fees payable to me for services performed by me as a Director, including fees for services on a committee of the Board. I understand that the election I am making is irrevocable with respect to amounts deferred under the election for the deferred periods selected below. I further understand that I may amend or revoke my election, in writing, with respect to compensation I will earn in the future

NOTE: The terms capitalized on this form which are not otherwise defined are used as defined in the Plan document.


(b) Length of Deferral

     My election will continue in effect (select one):

          (i)  for              calendar quarters (specify the number of
calendar quarters             you wish your election to remain in effect).

          (ii)               until revoked or amended (check if you want
election to              continue indefinitely but only with respect to
compensation you will earn in the            future).


3.    DISTRIBUTION ELECTION


     I hereby elect to have amounts credited to my Deferred Compensation Account and/or Vested Share Account (including amounts transferred from the Deferred Compensation Plan, if any, and all amounts transferred from the AHPC Retirement Plan for Outside Directors following satisfaction of the vesting requirements) distributed to me as follows (check (a), (b) or (c)):

     (a)          a lump sum distribution of all amounts in my Accounts.

     (b)  in          substantially equal annual installment payments (select a
number of installment payments of between 2 and 10 installments). Note: If you select this option, any Share Equivalents in your Vested Share Account will be converted to cash at the time of the first installment payment and, thereafter, your account will be credited with deemed interest (Company Credit) until distributed.

     (c)  in          annual installment payments (select a number of
installment payments of between 2 and 10 installments). Note: If you select this option, the Share Equivalents in your Vested Share Account will remain in the form of Share Equivalents until they are converted to cash at the time they will be paid to you as part of an installment payment. Any dividend equivalents earned on the Share Equivalents will be converted to cash and distributed as part of the last installment.

     I understand that if I elect payment option (a), I will receive a lump sum payment of my account as of the first day of the calendar quarter following the calendar quarter in which I cease to be a Director. If I elect payment option
(b) or (c), I will receive my first installment payment in January of the year following the year in which I cease to be a Director.

4.    Form of Deferral



     I hereby elect to have the amount of compensation I am deferring pursuant to my election above credited to my Individual Accounts set forth below in the following percentages (select percentages to be deferred in (a) and (b)):

     (a)             % in cash in my Deferred Compensation Account.

     (b)             % in Share Equivalents in my Vested Share Account.


     5..   Beneficiary Designation


 If I die before all amounts in my Deferred Compensation Account and/or Share Accounts have been distributed to me, I direct that the amounts remaining in my Accounts be paid to:



    (Please Print Name of Beneficiary)                 (Street )



     (City)                     (State)      (Zip Code)

I understand that if I die without having designated a Beneficiary, or in the event my designated Beneficiary predeceases me, then any amounts remaining in my Accounts at the date of my death will be paid to my estate.



Please sign and date the form below:


          (Date)                                 (Signature)



                                        (Please Print Name)